SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2007
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             Wachovia Bank Commercial Mortgage Trust Series 2007-C30
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                         (Exact name of issuing entity)

                       Wachovia Bank, National Association
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)

                      Artesia Mortgage Capital Corporation
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                  Wachovia Commercial Mortgage Securities, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

      North Carolina              333-131262-06               56-1643598
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      (State or other        (Commission File Number        (I.R.S. Employer
      jurisdiction of           of issuing entity)       Identification No. of
     incorporation of                                         Registrant)
        Registrant)


301 South College Street, Charlotte, North Carolina            28288-0166
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(Address of principal executive offices of Registrant)         (Zip Code)

Registrant's telephone number, including area code:  (704) 374-6161
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on April 12, 2007, is hereby amended. Attached as Exhibit 4.1 to this Form 8-K/A is the amended version of the Pooling and Servicing Agreement to replace the version that was previously filed with the Form 8-K. On March 28, 2007, Wachovia Bank Commercial Mortgage Securities, Inc. (the "Depositor") caused the issuance, pursuant to a pooling and servicing agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer and Wells Fargo Bank, N.A., as trustee, of Wachovia Bank Commercial Mortgage Trust 2007-C30, Commercial Mortgage Pass-Through Certificates, Series 2007-C30 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-PB, Class A-5, Class A-1A, Class A-M, Class J, Class B, Class C, Class D, Class E and Class F Certificates, having an aggregate initial principal amount of $7,070,615,000, were sold to Wachovia Capital Markets, LLC, Credit Suisse Securities LLC, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 14, 2007, by and among the Depositor and the Underwriters.

      On November 28, 2007, Wachovia Bank Commercial Mortgage Securities Inc. entered into Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of March 1, 2007, among Wachovia Bank Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, N.A., as trustee, Wachovia Bank, National Association, as master servicer and CWCapital Asset Management LLC, as special servicer, relating to the Wachovia Bank Commercial Mortgage Trust 2007-C30, Commercial Mortgage Pass-Through Certificates, Series 2007-C30. The full text of the Amendment is attached as Exhibit 4.2 to this Form 8-K/A. Any terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

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Item 601(a) of
Regulation S-K
Exhibit No.     Description
-----------     -----------
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(4.1)           Pooling and Servicing Agreement, dated as of March 1, 2007, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer and Wells Fargo Bank, N.A., as trustee.

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(4.2)           First Amendment to Pooling and Servicing Agreement, dated as of
                September 21, 2007, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer and Wells Fargo Bank, N.A., as trustee.

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


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By: /s/ Bradford D. Rodgers
                                       -----------------------------------------
                                       Name:  Bradford D. Rodgers
                                       Title: Associate

Date: December 12, 2007

                                  Exhibit Index
                                  -------------

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.         Description                                  Electronic (E)
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4.1                 Pooling and Servicing Agreement              E

4.2                 First Amendment to Pooling and Servicing     E
                    Agreement, dated as of November 28,
                    2007, among Wachovia Commercial Mortgage
                    Securities, Inc., as depositor, Wachovia
                    Bank, National Association, as master
                    servicer, CWCapital Asset Management
                    LLC., as special servicer and Wells
                    Fargo Bank, N.A., as trustee.